Supplement dated June 21, 2021

to the

Prospectus dated April 30, 2021

for

VEL II (93) (“Vari-Exceptional Life”) Policy

Issued By

Commonwealth Annuity and Life Insurance Company

through its
VEL II Separate Account

The Board of Trustees (the “Board”) of the Forethought Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization that provides for the reorganization of each Acquired Portfolio listed below into the corresponding Acquiring Portfolio listed below (collectively, the “Reorganizations”). The Reorganizations are expected to take place after the close of business on or about August 20, 2021 (the “Merger Date”).

Acquired Portfolio	Acquiring Portfolio
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (Class II shares)	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (Class II shares)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (Class II shares)	Global Atlantic BlackRock Disciplined Growth Portfolio (Class II shares)

Prior to the Merger Date, you may transfer any Contract value that is invested in the Acquired Portfolios to other investment options currently available under your Contract. If you have previously given us instructions to automatically allocate future purchase payments to the Acquired Portfolios, you should provide us new allocation instructions prior to the Merger Date.

Effective after of the close of business on August 20, 2021, the following changes will occur:

•	You will no longer be able to allocate new purchase payments to the Acquired Portfolios;
•	You will no longer be able to make sub-account transfers to the Acquired Portfolios;
•	Any Contract value allocated to the Acquired Portfolios will be automatically transferred into the corresponding Acquiring Portfolios; and
•	Program Enrollments (Dollar Cost Averaging, Automatic Asset Rebalancing programs and Systematic Withdrawal Plans) will continue uninterrupted and will be automatically updated to reflect the Acquiring Portfolios, unless you provide us with new enrollment instructions prior to the Merger Date.

Upon completion of the Reorganization, all references to the Acquired Portfolios in the prospectus are deleted.

This Supplement Should Be Retained for Future Reference.

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